                                                              APPLICATION INSIDE

   [AIM LOGO APPEARS HERE]
                                THE AIM FAMILY OF FUNDS--Registered Trademark--

   AIM Investment Securities Funds
   RETAIL CLASS OF AIM LIMITED MATURITY
   TREASURY FUND

PROSPECTUS
NOVEMBER 28, 1997

   AIM INVESTMENT SECURITIES FUNDS (the "Trust") is an open-end, series, management investment company. Pursuant to this Prospectus, the Trust offers shares of beneficial interest in one portfolio:

      AIM LIMITED MATURITY TREASURY FUND (the "Fund") is a portfolio whose investment objective is to seek liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable. The Fund seeks to achieve this objective by investing in an actively managed portfolio of U.S. Treasury notes and other direct obligations of the U.S. Treasury.

   THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS OBJECTIVES. THE NET ASSET VALUE OF THE FUND VARIES DEPENDING ON THE MARKET VALUE OF ITS ASSETS. THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

   This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated November 28, 1997, has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Trust at P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. Additional information about the Fund may also be obtained on the Web at http://www.aimfunds.com.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
SUMMARY...............................      2
THE FUND..............................      4
  Table of Fees and Expenses..........      4
  Financial Highlights................      5
  Performance.........................      6
  Investment Program..................      6
  Management..........................      8
  Organization of the Trust...........      9
INVESTOR'S GUIDE TO THE AIM FAMILY OF
  FUNDS(R)............................    A-1
  Introduction to The AIM Family of
     Funds............................    A-1
  How to Purchase Shares..............    A-1
  Terms and Conditions of Purchase of
     the AIM Funds....................    A-2
  Special Plans.......................    A-9
  Exchange Privilege..................   A-11
  How to Redeem Shares................   A-13
  Determination of Net Asset Value....   A-17
  Dividends, Distributions and Tax
     Matters..........................   A-18
  General Information.................   A-20
APPLICATION INSTRUCTIONS..............    B-1

                                    SUMMARY
--------------------------------------------------------------------------------

     THE FUND. AIM Investment Securities Funds (the "Trust") is a Delaware business trust organized as an open-end, series, management investment company. Currently, the Trust offers one investment portfolio: AIM LIMITED MATURITY TREASURY FUND (the "Fund"). The Fund consists of two classes: a retail class, the Class A shares and the Institutional Class. This Prospectus relates solely to the Class A shares of the Fund.

     Shares of the Institutional Class of the Fund are offered to investors pursuant to a separate prospectus. Class A shares and the Institutional Class may have differing fees and expenses, which may affect performance. To obtain information about the Institutional Class, please call (800) 659-1005.

     The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. To achieve its objective, the Fund will invest in U.S. Treasury notes and other direct obligations of the U.S. Treasury and may (but does not currently intend to) engage in repurchase agreement transactions with respect to such obligations. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUND WILL BE ACHIEVED. For more complete information on the Fund's investment objective and policies, see "Investment Program."

     THE ADVISOR. A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement"). AIM, together with its subsidiaries, manages or advises 55 investment company portfolios. Under the terms of the Advisory Agreement AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. As compensation for these services, AIM receives a fee based on the Fund's average daily net assets. Under a Master Administrative Services Agreement, AIM may be reimbursed by the Fund for its costs in performing, or arranging for the performance of, certain accounting, shareholder servicing and other administrative services for the Fund. Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("AFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a per account fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund. See "Management."

     PURCHASING SHARES. Class A shares are offered by this Prospectus at the net asset value of the Fund plus a maximum sales charge of 1.00% of the public offering price, which sales charge is reduced on purchases of $100,000 or more. Initial investments in the Class A shares generally must be at least $500, and subsequent investments must be at least $50. The distributor of the Class A shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739. See "How to Purchase Shares" and "Special Plans."

     EXCHANGE PRIVILEGE. The Fund is one of several mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A shares may be exchanged for shares of any other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

     REDEEMING SHARES. Shareholders may redeem all or a portion of their shares at their net asset value, generally without charge. See "How to Redeem Shares." If the value of a shareholder's account is less than $500, the Trust may cause the shares in the account to be redeemed at their net asset value.

     DISTRIBUTIONS. The Fund currently declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. Distributions by the Fund from short-term capital gains and long-term capital gains, if any, are paid annually. Dividends and distributions of the Fund may be reinvested at their net asset value (without payment of a sales charge) in the Fund's shares or, subject to certain conditions, in shares of another fund in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters" and "Special Plans."

     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and aimfunds.com and Invest With Discipline are service marks of A I M Management Group Inc.

                                    THE FUND
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

     The following table is designed to help an investor in the Class A shares of the Fund understand the various costs that the investor will bear, both directly and indirectly. The fees and expenses set forth in this table are based on the average net assets of the Class A shares of the Fund for the fiscal year ended July 31, 1997. The rules and regulations of the SEC require that the maximum sales charge be reflected in the table, even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."

                                                                CLASS A
                                                                SHARES
                                                                -------
Shareholder Transaction Expenses
  Maximum sales load imposed on purchase of shares (as a %
     of offering price).....................................     1.00%
  Maximum sales load on reinvested dividends and
     distributions (as a % of offering price)...............     None
  Deferred sales load (as a % of original purchase price or
     redemption proceeds,
     as applicable).........................................     None
  Redemption fee (as a % of amount redeemed, as
     applicable)............................................     None
  Exchange fee..............................................     None
Annual Operating Expenses
(as a % of average net assets)
  Management fees...........................................     0.20%
  Rule 12b-1 Fees*..........................................     0.15%
  Other expenses............................................     0.19%
                                                                 ----
     Total operating expenses...............................     0.54%
                                                                 ====

------------
* It is possible that as a result of Rule 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under rules of the National Association of Securities Dealers, Inc. Given the Rule 12b-1 fee of the Class A shares, however, it is estimated that it would take a substantial number of years for a shareholder to exceed such maximum front-end sales charges.

EXAMPLES. An investor in the Fund would pay the following expenses on a $1,000 investment in the Class A shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                                CLASS A
                                                                SHARES
                                                                -------
 1 year.....................................................      $15
 3 years....................................................      $27
 5 years....................................................      $40
10 years....................................................      $77

     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIVE OF THE CLASS A SHARES OF THE FUND'S ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, WHILE THE EXAMPLES ASSUME A 5% ANNUAL RETURN, THE ACTUAL PERFORMANCE OF THE CLASS A SHARES WILL VARY AND MAY RESULT IN AN ACTUAL RETURN THAT IS GREATER OR LESS THAN 5%. THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND THAT THE PERCENTAGE AMOUNTS FOR TOTAL FUND OPERATING EXPENSES REMAIN THE SAME FOR EACH YEAR.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     Shown below are the financial highlights during each of the fiscal years ended July 31, 1997, 1996 and 1995, the eleven months ended July 31, 1994, each of the years in the five-year period ended August 31, 1993 and for the period December 15, 1987 (date operations commenced) through August 31, 1988. All data have been audited by KPMG Peat Marwick LLP, independent auditors, whose report on the financial statements and notes appears in the Statement of Additional Information.

                                                JULY 31,                                      AUGUST 31,
                              --------------------------------------------    -------------------------------------------
                                1997         1996       1995        1994        1993        1992        1991       1990
                              --------     --------   --------    --------    --------    --------    --------    -------
Net asset value, beginning
 of period..................  $   9.97     $  10.03   $   9.96    $  10.24    $  10.21    $  10.01    $   9.79    $  9.78
Income from investment
 operations:
 Net investment income......      0.54         0.55       0.54        0.35        0.42        0.58        0.72       0.77
 Net gains (losses) on
   securities
 (both realized and
unrealized).................      0.10        (0.06)      0.07       (0.20)       0.05        0.29        0.22       0.01
                              --------     --------   --------    --------    --------    --------    --------    -------
     Total from investment
       operations...........      0.64         0.49       0.61        0.15        0.47        0.87        0.94       0.78
                              --------     --------   --------    --------    --------    --------    --------    -------
Less distributions:
 Dividends from net
   investment income........     (0.54)       (0.55)     (0.54)      (0.35)      (0.42)      (0.58)      (0.72)     (0.77)
 Distributions from net
   realized capital gains...        --           --         --       (0.08)      (0.02)      (0.09)         --         --
                              --------     --------   --------    --------    --------    --------    --------    -------
     Total distributions....     (0.54)       (0.55)     (0.54)      (0.43)      (0.44)      (0.67)      (0.72)     (0.77)
                              --------     --------   --------    --------    --------    --------    --------    -------
Net asset value, end of
 period.....................  $  10.07     $   9.97   $  10.03    $   9.96    $  10.24    $  10.21    $  10.01    $  9.79
                              ========     ========   ========    ========    ========    ========    ========    =======
Total return(a).............      6.55%        4.98%      6.36%       1.52%       4.65%       8.93%       9.95%      8.32%
                              ========     ========   ========    ========    ========    ========    ========    =======
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)...........  $389,812     $359,048   $274,480    $329,942    $348,937    $260,454    $131,880    $79,871
                              ========     ========   ========    ========    ========    ========    ========    =======
 Ratio of expenses to
   average net assets.......      0.54%(b)(c)     0.54%     0.51%     0.47%(d)     0.46%      0.48%       0.54%      0.50%(e)
                              ========     ========   ========    ========    ========    ========    ========    =======
 Ratio of net investment
   income to average net
   assets...................      5.35%(b)     5.45%      5.44%       3.75%(d)     4.07%      5.60%       7.25%      7.90%(e)
                              ========     ========   ========    ========    ========    ========    ========    =======
 Portfolio turnover rate....       130%         117%       120%        120%        123%        120%        215%       192%
                              ========     ========   ========    ========    ========    ========    ========    =======
Borrowings for the period:
 Amount of debt outstanding
   at end of period (000s
   omitted).................        --           --         --          --          --          --          --         --
 Average amount of debt
   outstanding during the
   period (000s
   omitted)(g)..............        --           --         --          --          --          --          --    $ 5,101
 Average number of shares
   outstanding during the
   period
   (000s omitted)(g)........    36,600       32,350     28,337      34,101      30,416      18,378      10,559      7,389
 Average amount of debt per
   share during the
   period...................        --           --         --          --          --          --          --    $  0.69

                                  AUGUST 31,
                              ------------------
                               1989       1988
                              -------    -------
Net asset value, beginning
 of period..................  $  9.80    $  9.92
Income from investment
 operations:
 Net investment income......     0.84       0.52
 Net gains (losses) on
   securities
 (both realized and
unrealized).................    (0.02)     (0.12)
                              -------    -------
     Total from investment
       operations...........     0.82       0.40
                              -------    -------
Less distributions:
 Dividends from net
   investment income........    (0.84)     (0.52)
 Distributions from net
   realized capital gains...       --         --
                              -------    -------
     Total distributions....    (0.84)     (0.52)
                              -------    -------
Net asset value, end of
 period.....................  $  9.78    $  9.80
                              =======    =======
Total return(a).............     8.71%      4.11%
                              =======    =======
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)...........  $70,781    $62,342
                              =======    =======
 Ratio of expenses to
   average net assets.......     0.45%(f)    0.35%(d)(f)
                              =======    =======
 Ratio of net investment
   income to average net
   assets...................     8.59%(f)    7.02%(d)(f)
                              =======    =======
 Portfolio turnover rate....      220%       141%
                              =======    =======
Borrowings for the period:
 Amount of debt outstanding
   at end of period (000s
   omitted).................  $ 9,943    $19,232
 Average amount of debt
   outstanding during the
   period (000s
   omitted)(g)..............  $14,301    $ 4,110
 Average number of shares
   outstanding during the
   period
   (000s omitted)(g)........    7,295      2,429
 Average amount of debt per
   share during the
   period...................  $  1.96    $  1.69

------------

(a) Does not deduct sales charges and for periods of less than one year, total return is not annualized.

(b) Ratios are based on average net assets of $366,506,207.

(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(d) Annualized.

(e) After waiver of advisory fees.

(f) After waiver of advisory fees and expense reimbursements.

(g) Averages computed on a daily basis.

--------------------------------------------------------------------------------

PERFORMANCE

     The Fund's performance may be quoted in advertising in terms of yield or total return. Both types of performance are based on historical results and are not intended to indicate future performance. All advertisements of the Fund will disclose the maximum sales charge imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge, such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

     A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the share price. In order to calculate yield, a Fund takes the interest income earned from its portfolio of investments for a 30-day period (net of expenses), divides such interest by the number of the Fund's shares, and expresses the result as an annualized percentage rate based on the Fund's offering price (including the 1.00% maximum sales charge) at the end of the 30-day period. Yields are calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid to an investor's account or the income reported in the Fund's financial statements.

     A Fund may also quote its distribution rate, which is calculated by dividing dividends declared during a specified period by the Fund's maximum offering price at the end of the period and annualizing the result.

     A Fund's total return shows its overall change in value, including changes in share price assuming all of the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

     From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such a practice will have the effect of increasing the Fund's yield and total return. The performance of the Fund will vary from time to time and past results are not necessarily representative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by the operating expenses of the Fund and general market conditions.

--------------------------------------------------------------------------------

INVESTMENT PROGRAM

     INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value, and, consistent with this objective, the highest total return achievable. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is a fundamental policy, which may be changed only by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of the Fund.

     INVESTMENT POLICIES. The Fund will attempt to achieve its objective by investing in an actively managed portfolio of U.S. Treasury notes and other direct obligations of the U.S. Treasury.

     The Fund will attempt to enhance its total return through capital appreciation when market factors, such as economic and market conditions and the prospects for interest rate changes, indicate that capital appreciation may be available without significant risk to principal. The Fund will only purchase securities whose maturities do not exceed three (3) years. The Fund's policy of investing in securities with remaining maturities of three (3) years or less will result in high portfolio turnover. Under normal circumstances, the average portfolio maturity of the Fund will range between one-and-one-half (1 1/2) and two (2) years. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover rate should not adversely affect the net income of the Fund.

     U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury obligations, which are direct obligations of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance, including U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds.

     LOANS OF PORTFOLIO SECURITIES. The Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or U.S. Treasury obligations which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities; provided, however, that such loans are made according to the guidelines of the SEC and the Trust's Board of Trustees. The Fund will be entitled to the interest paid upon investment of the cash collateral in its permitted investments or to the payment of a premium or fee for the loan. The Fund may at any time call such loans and obtain the securities loaned. However, if the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions. The Fund may pay reasonable fees to persons unaffiliated with the Fund in connection with the arranging of such loans. The Fund will only engage in securities lending transactions with broker-dealers registered with the SEC, or with federally-supervised banks or savings and loan associations.

     WHEN-ISSUED OR DELAYED DELIVERY TRADING. The Fund may purchase U.S. Treasury obligations on a when-issued basis, and it may purchase or sell such securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery to take place in the future in order to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. The Fund's custodian bank will segregate cash or short-term U.S. Treasury obligations in an aggregate amount equal to the amount of its commitments in connection with such delayed delivery and when-issued purchase transactions. No delayed delivery or when-issued commitments will be made if, as a result, more than 25% of the Fund's net assets would be so committed.

     BORROWING. Subject to its investment restrictions (see "Investment Restrictions"), the Fund may borrow money from banks for temporary or emergency purposes to meet redemption requests which might otherwise require the untimely disposition of securities. The Fund may not borrow for the purpose of increasing income. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, the Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling Fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Fund believes that, in the event of abnormally heavy redemption requests, its borrowing provisions would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely.

     REVERSE REPURCHASE AGREEMENTS. A reverse repurchase agreement involves the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price, date and interest payment. It is the current operating policy of the Fund to enter into reverse repurchase agreements (which are considered to be borrowings under the 1940 Act) only for temporary or emergency purposes and not as a means to increase income, even though the Fund's investment restrictions permit the Fund to engage in reverse repurchase agreements for income enhancement. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. Treasury obligations having a value equal to the repurchase price under such reverse repurchase agreement. Any investment gains made by the Fund with monies borrowed through reverse repurchase agreements will cause the net asset value of the Fund's shares to rise faster than would be the case if the Fund had no such borrowings. On the other hand, if the investment performance resulting from the investment of borrowings obtained through reverse repurchase agreements fails to cover the cost of such borrowings to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

     ILLIQUID SECURITIES. The Fund will limit its investment in illiquid securities to no more than 15% of its net assets, including repurchase agreements with remaining maturities in excess of seven (7) days.

     INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund is permitted to invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

     The investment policies described above may be changed by the Board of Trustees without the affirmative vote of a majority of the outstanding shares of beneficial interest of the Fund.

     INVESTMENT RESTRICTIONS. The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in certain types of securities or engaging in certain transactions. The most significant of these restrictions provide that the Fund will not:

          (1) purchase any security unless the security is a direct obligation of the U.S. Treasury or is a repurchase agreement with respect to a direct obligation of the U.S. Treasury;

          (2) issue senior securities in the form of indebtedness, borrow money, except from banks for temporary or emergency purposes, such as to meet redemption requests (not for the purpose of increasing income), or borrow through reverse repurchase agreements (which may be entered into for the purpose of increasing income) if, as a result of any such borrowings, the amount borrowed would exceed 33 1/3% of the value of the Fund's assets (including the proceeds of such securities issued or money borrowed) less its liabilities (not including the liabilities incurred in connection with such issuance or borrowing);

          (3) make loans of money other than (a) through the purchase of debt securities in accordance with the Fund's investment program, and (b) by entering into repurchase agreements; or

          (4) lend any portfolio securities if the value of the securities loaned by it would exceed an amount equal to one-third of its total assets.

The foregoing investment restrictions (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of the Fund.

--------------------------------------------------------------------------------

MANAGEMENT

     The overall management of the business and affairs of the Fund is vested in the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the investment advisory agreement with AIM, the administrative services agreement with AIM, the distribution agreement with AIM Distributors regarding distribution of the Class A shares, the agreement with The Bank of New York as custodian and the agreement with AFS as transfer agent for the Class A shares of the Fund. The day-to-day operations of the Fund are delegated to the Trust's officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Trust's Board of Trustees. Information concerning the Board of Trustees may be found in the Statement of Additional Information. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis.

     INVESTMENT ADVISOR. A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment advisor to the Fund pursuant to a Master Investment Advisory Agreement, dated February 28, 1997 (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises 55 investment company portfolios (including the Fund). AIM is a wholly owned subsidiary of AIM Management.

     Under the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. The Advisory Agreement also provides that, upon the request of the Board of Trustees, AIM may perform or arrange for the performance of certain accounting, shareholder servicing and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Board of Trustees has made such a request. As a result, AIM and the Fund have entered into a Master Administrative Services Agreement, dated as of February 28, 1997, pursuant to which AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to such services, as well as the services of staff responding to various shareholder inquires. In addition, the Fund and A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM and registered transfer agent, receives a fee pursuant to a Transfer Agency and Service Agreement for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.

     For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information. In accordance with policies established by the trustees, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf the Fund.

     FEES AND EXPENSES. Pursuant to the Advisory Agreement, the Trust pays AIM a fee with respect to the Fund calculated at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million. For the year ended July 31, 1997, the Fund paid 0.20% of its average daily net assets to AIM for its advisory services, and the Class A shares' total expenses of the same period, stated as a percentage of average daily net assets of the Class A shares, was 0.54%.

      For the year ended July 31, 1997, the Fund paid 0.02% of its average daily net assets to AIM for reimbursement for administrative services.

     FEE WAIVERS. In order to increase the yield to investors, AIM may from time to time voluntarily waive or reduce its fee, while retaining its ability to be reimbursed for such fee prior to the end of such fiscal year. Fee waivers or reductions and waivers of expense reimbursements, other than those set forth in the Advisory Agreement, may be rescinded at any time without notice to investors.

     PORTFOLIO MANAGEMENT. AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Fund. AIM's investment staff consists of approximately 125 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of the Fund are Karen Dunn Kelley, Meggan M. Walsh and Paula A. Permenter. Ms. Kelley is Senior Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM; Vice President of AIM and of the Trust; and has been responsible for the Fund since 1992. Ms. Kelly has been associated with AIM since 1989 and has a total of 15 years of experience as an investment professional. Ms. Walsh is Vice President of AIM Capital and has been responsible for the Fund since 1992. Ms. Walsh has been associated with AIM since 1991 and has a total of ten years of experience as an investment professional. Paula A. Permenter has been responsible for the Fund since 1996. Ms. Permenter has been associated with AIM since 1996 and has nine years of experience as an investment professional. Prior to joining AIM, she was an Associate Trader and Investment Assistant with Van Kampen American Capital Asset Management, Inc.

     DISTRIBUTOR. The Trust has entered into a Master Distribution Agreement, dated February 28, 1997, relating to the Class A shares (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of the Class A shares. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. The Distribution Agreement provides AIM Distributors with the exclusive right to distribute the Class A shares through affiliated broker-dealers and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements.

     DISTRIBUTION PLAN. The Trust has adopted a Master Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A shares. Under the Plan the Fund with respect to the Class A shares will pay compensation of 0.15% per annum of the average daily net assets of the Class A shares to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of the Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement an incentive program which provides for periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares.

     Under the Plan, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or a portion of its fee, while retaining its ability to be reimbursed for such fee prior to the end of the fiscal year.

     Activities that may be financed under the Plan include, but are not limited to, the following: preparation and distribution of advertising material and sales literature, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, supplemental payments made to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder services arrangements and the cost of administering the Plan.

     The Plan does not obligate the Class A shares to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plan. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Class A shares will not be obligated to pay more than that fee, but if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

     The Plan provides that it will continue in effect so long as it is specifically approved at least annually by a majority of the Trust's entire Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Trustees"), unless terminated by vote of a majority of the Qualified Trustees, or by vote of the holders of a majority of the outstanding Class A shares. The Plan may not be amended to increase materially the limit upon distribution expenses described above unless approved by shareholders of the Class A shares, as applicable, and no other material amendment to the Plan may be made unless approved by a majority of the Board of Trustees, including a majority of the Qualified Trustees. While the Plan is in effect, the selection and nomination of Qualified Trustees will be at the discretion of the Qualified Trustees.

     Under the Plan, certain financial institutions which have entered into service agreements and which sell the Class A shares on an agency basis, may receive payments from the Class A shares pursuant to the Plan. AIM Distributors does not act as principal, but rather as agent, for the Class A shares in making such payments. The Class A shares will obtain a representation from such financial institutions that they will either be licensed as dealers as required under applicable state law; or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law.

     Payments pursuant to the Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plan conforms to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own Class A shares to no more than 0.25% per annum of the average daily net assets of the Class A shares attributable to the customers of such dealers of financial institutions. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Class A shares. The Plan requires the officers of the Trust to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Trustees shall review these reports in connection with their decisions with respect to the Plan.

--------------------------------------------------------------------------------

ORGANIZATION OF THE TRUST

     The Trust is organized as a Delaware business trust pursuant to an Agreement and Declaration of Trust, dated May 5, 1993, as amended (the "Trust Agreement"). The Trust is an open-end, series, management investment company, and may consist of one or more series portfolios as authorized from time to time by the Board of Trustees. The Trust was originally organized as a Maryland corporation on November 4, 1988. Pursuant to an Agreement and Plan of Reorganization the Fund was reorganized on October 15, 1993 as a portfolio of the Delaware business trust.

     All shares of the Trust have equal rights with respect to voting, except that (i) the holders of shares of all classes of a particular portfolio of the Trust (a "Portfolio") voting together will have the exclusive right to vote on matters (such as advisory fees) pertaining solely to that Portfolio, and (ii) the holders of shares of a particular class will have the exclusive right to vote on matters pertain-ing to distribution plans or shareholder service plans, if any such plans are adopted, relating solely to such class. There are no preemptive or conversion rights applicable to any of the Trust's shares. The Trust's shares, when issued, will be fully paid and non-assessable.

     The Class A shares and Institutional Class have different shareholders and are allocated certain differing class expenses, such as distribution and/or service fees related to their respective shares. The difference between the expenses of the Class A shares and Institutional Class may affect performance. To obtain information about the Institutional Class, please call Fund Management Company ("FMC"), a registered broker-dealer and a wholly owned subsidiary of AIM, at (800) 659-1005. FMC is the exclusive distributor of the Institutional Class.

     The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a class will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

     The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of the majority of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the trustees.

     Under Delaware law, a shareholder of the Trust enjoys the same limitations of liability extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. The Trust Agreement provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the Trust's obligations. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
               TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:

            AIM ADVISOR CASH MANAGEMENT FUND(2)           AIM GLOBAL INCOME FUND
            AIM ADVISOR FLEX FUND                         AIM GLOBAL UTILITIES FUND
            AIM ADVISOR INCOME FUND(2)                    AIM GROWTH FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND          AIM HIGH YIELD FUND
            AIM ADVISOR LARGE CAP VALUE FUND              AIM INCOME FUND
            AIM ADVISOR MULTIFLEX FUND                    AIM INTERMEDIATE GOVERNMENT FUND
            AIM ADVISOR REAL ESTATE FUND                  AIM INTERNATIONAL EQUITY FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM LIMITED MATURITY TREASURY FUND
            AIM ASIAN GROWTH FUND                         AIM MONEY MARKET FUND(1)
            AIM BALANCED FUND                             AIM MUNICIPAL BOND FUND
            AIM BLUE CHIP FUND                            AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM CAPITAL DEVELOPMENT FUND                  AIM TAX-EXEMPT CASH FUND(1)
            AIM CHARTER FUND                              AIM TAX-FREE INTERMEDIATE FUND
            AIM CONSTELLATION FUND                        AIM VALUE FUND
            AIM EUROPEAN DEVELOPMENT FUND                 AIM WEINGARTEN FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND
            AIM GLOBAL GROWTH FUND

(1) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

(2) Fund closed to investments on October 3, 1997. Please refer to "Exchange Privilege" herein and the Fund's prospectus dated August 4, 1997.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, IRA/Simplified Employee Pension ("SEP") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account. A Salary Reduction SEP ("SARSEP") may not be established after December 31, 1996; however existing SARSEP accounts can remain in effect.

  AFS' mailing address is:
                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

                                                                     MCF-11/97

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  HOW TO PURCHASE ADDITIONAL SHARES. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. Direct investments may be made by mail or by wiring payment to AFS as follows:

  SUBSEQUENT PURCHASES BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

Beneficiary Bank ABA/Routing #:     113000609
Beneficiary Account Number:         00100366807
Beneficiary Account Name:           A I M Fund Services, Inc.
RFB:                                Fund name, Reference Number (16 character limit)
OBI:                                Shareholder Name, Shareholder Account Number
                                    (70 character limit)

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-FREE INTERMEDIATE FUND, AIM VALUE FUND and AIM WEINGARTEN FUND, collectively (other than AIM AGGRESSIVE GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND,) the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares ("Class C shares") of the Multiple Class Funds are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

                                                                     MCF-11/97

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   25,000                    5.50%         5.82%        4.75%
 $ 25,000 but less than $   50,000                    5.25          5.54         4.50
 $ 50,000 but less than $  100,000                    4.75          4.99         4.00
 $100,000 but less than $  250,000                    3.75          3.90         3.00
 $250,000 but less than $  500,000                    3.00          3.09         2.50
 $500,000 but less than $1,000,000                    2.00          2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   50,000                   4.75%          4.99%        4.00%
 $ 50,000 but less than $  100,000                   4.00           4.17         3.25
 $100,000 but less than $  250,000                   3.75           3.90         3.00
 $250,000 but less than $  500,000                   2.50           2.56         2.00
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

                                                                       MCF-11/97

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $  100,000                    1.00%        1.01%        0.75%
 $100,000 but less than $  250,000                    0.75         0.76         0.50
 $250,000 but less than $1,000,000                    0.50         0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM LIMITED MATURITY TREASURY FUND, and in an amount up to 0.25% of such purchases of Class A shares of AIM TAX-FREE INTERMEDIATE FUND.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) (0.35% for AIM ADVISOR INCOME FUND) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

                                                                     MCF-11/97

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Rule 12b-1 Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge. (A contingent deferred sales charge may be imposed upon redemptions of Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND when such shares were purchased in an exchange. See "How to Redeem Shares -- Multiple Distribution System -- Class C Shares" and "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases"). AIM Cash Reserve Shares of AIM MONEY MARKET FUND are, however, subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

                                                                     MCF-11/97

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon Eastern Time or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon Eastern Time and NYSE Close on each business day of AIM MONEY MARKET FUND.

  SPECIAL INFORMATION RELATING TO AIM ADVISOR CASH MANAGEMENT FUND, AIM MONEY MARKET FUND, AND AIM TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP") where the employer has notified AIM Distributors in writing that all of its related employee SEP or SARSEP accounts should be linked;

                                                                     MCF-11/97

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum

                                                                     MCF-11/97
initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services.

  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms for share purchases of the Load Funds (as defined on page A-10 herein) sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM Limited Maturity Treasury Fund sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided:

                                                                     MCF-11/97

(a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and
(ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns shares which are not subject to a contingent deferred sales charge, can arrange for monthly, quarterly or annual checks in any amount (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own shares subject to a contingent deferred sales charge, can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Multiple Class Funds and AIM Cash Reserve Shares of AIM MONEY MARKET FUND, it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make regular systematic investments may establish an Automatic Investment Plan. Under this plan a draft is drawn on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account) and on a day or date(s) specified by the shareholder. The proceeds of the draft are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the draft. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares

                                                                     MCF-11/97
may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT CASH FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; SARSEP plans; and SEP plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

                                                                     MCF-11/97

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds, listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; Class A shares (or shares which normally involve the payment of initial sales charges) of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and Class A shares or shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
   AIM ADVISOR FLEX FUND --            AIM GLOBAL GROWTH                     AIM LIMITED MATURITY TREASURY FUND -- CLASS A
     CLASS A                             FUND -- CLASS A                     AIM TAX-FREE INTERMEDIATE
   AIM ADVISOR INCOME FUND --          AIM GLOBAL INCOME                       FUND -- CLASS A
     CLASS A                             FUND -- CLASS A
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL UTILITIES                  NO LOAD FUNDS:
     VALUE FUND -- CLASS A               FUND -- CLASS A                     AIM ADVISOR CASH MANAGEMENT FUND
   AIM ADVISOR LARGE CAP               AIM GROWTH FUND -- CLASS A                -- CLASS A
     VALUE FUND -- CLASS A             AIM HIGH YIELD FUND -- CLASS A          AIM MONEY MARKET FUND
   AIM ADVISOR MULTIFLEX               AIM INCOME FUND -- CLASS A                -- AIM CASH RESERVE SHARES
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT             AIM TAX-EXEMPT CASH FUND -- CLASS A
   AIM ADVISOR REAL ESTATE               FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERNATIONAL EQUITY
   AIM AGGRESSIVE GROWTH                 FUND -- CLASS A
     FUND -- CLASS A                   AIM MONEY MARKET
   AIM ASIAN GROWTH                      FUND -- CLASS A
     FUND -- CLASS A                   AIM MUNICIPAL BOND
   AIM BALANCED FUND -- CLASS A          FUND -- CLASS A
   AIM BLUE CHIP FUND -- CLASS A       AIM TAX-EXEMPT BOND FUND
   AIM CAPITAL DEVELOPMENT               OF CONNECTICUT -- CLASS A
     FUND -- CLASS A                   AIM VALUE FUND -- CLASS A
   AIM CHARTER FUND -- CLASS A         AIM WEINGARTEN FUND -- CLASS A
   AIM CONSTELLATION
     FUND -- CLASS A
   AIM EUROPEAN DEVELOPMENT
     FUND -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH
     FUND -- CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) no share of any Load Fund, Class C of a Multiple Class Fund, Lower Load Fund or No Load Fund may be exchanged for shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM ADVISOR INCOME FUND; (ii) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND; (iii) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGE ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iv) Class A shares may be exchanged for Class A shares , (v) Class B shares may be exchanged only for Class B shares; (vi) Class C shares may only be exchanged for Class C shares; (vii) Class A shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class A shares of any Load Fund, Lower Load Fund or No-Load Fund at net asset value; (viii) Class C shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class C shares of any Multiple Class Fund at net asset value; and (ix) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares.

                                                                     MCF-11/97

  Broker-dealers and institutions of record for Class A or Class C shares purchased pursuant to an exchange from Class A or Class C shares of AIM ADVISOR CASH MANAGEMENT FUND will be compensated according to the sales commission or concession that would apply if these Class A or Class C share purchases had been purchased in a manner other than pursuant to an exchange.

  DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                      MULTIPLE CLASS FUNDS:
                                                            LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                     FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------            -----------------------  -----------------  --------------  --------------
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load
  Funds..........  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund or any     Fund or any Lower Load
                   Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load
  Funds..........  Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
                   acquired upon exchange of any
                   Load Fund. Otherwise, difference
                   in sales charge will apply.

No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund.           Fund or any Lower Load
                   Difference in sales charge will    Fund; otherwise, Of-
                   apply if No Load shares were       fering Price.
                   acquired upon exchange of Lower
                   Load Fund shares.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

                                                                     MCF-11/97

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares or among Class C shares. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares (except for Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. Class B shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attrib-

                                                                      MCF-11/97
utable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                           YEAR                              CONTINGENT DEFERRED
                           SINCE                               SALES CHARGE AS
                         PURCHASE                            % OF DOLLAR AMOUNT
                           MADE                               SUBJECT TO CHARGE
                         --------                            -------------------
First......................................................          5%
Second.....................................................          4%
Third......................................................          3%
Fourth.....................................................          3%
Fifth......................................................          2%
Sixth......................................................          1%
Seventh and Following......................................         None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds (shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996); or (v) on Class C shares of AIM ADVISOR CASH MANAGEMENT FUND except in certain cases when the shares were purchased in an exchange. Redemptions of shares of AIM ADVISOR CASH MANAGEMENT FUND are generally not subject to a contingent deferred sales charge; however, a contingent deferred sales charge may be applicable to redemptions of shares of AIM ADVISOR CASH MANAGEMENT FUND if the redeemed shares were exchanged from another Class C share fund and the one year holding period in such fund has not been completed.

  Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, (5) effected by AIM of its investment in Class B or Class C shares and (6) of Class C shares where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payment otherwise payable to the dealer described in the fifth paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."

  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of post-purchase disability.

  Waiver category (2) above applies only to redemptions resulting from:

        (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund;

          (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

                                                                     MCF-11/97

          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and
(ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under
Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds"; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59- 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within

                                                                     MCF-11/97
the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth at that item of the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND, AIM ADVISOR CASH MANAGEMENT FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND, AIM ADVISOR CASH MANAGEMENT FUND and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that shares that are subject to a contingent deferred sales charge, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally mailed within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent by wire to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.


                                                                     MCF-11/97

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund (except Class A shares of AIM ADVISOR CASH MANAGEMENT
FUND) at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from Class A shares of either AIM LIMITED MATURITY TREASURY FUND or AIM TAX-FREE INTERMEDIATE FUND, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B or Class C shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon Eastern Time and NYSE Close with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE. The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.

                                                                     MCF-11/97

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR CASH MANAGEMENT FUND..........  declared daily; paid monthly      annually           annually
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INCOME FUND...................  declared and paid monthly         monthly            annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid annually        annually           annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM ASIAN GROWTH FUND.....................  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM EUROPEAN DEVELOPMENT FUND.............  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM GROWTH FUND...........................  declared and paid annually        annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY FUND........  declared daily; paid monthly      annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE FUND............  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

  Dividends on Class B and Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares

                                                                     MCF-11/97

(except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND).
Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.

TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE FUND (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE FUND will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund. With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of inter-

                                                                     MCF-11/97
est on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
FUND -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. Government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM MUNICIPAL BOND FUND, AIM LIMITED MATURITY TREASURY FUND AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Texas Commerce Bank National Association, P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and passes upon legal matters.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                                                                     MCF-11/97

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------

                                   GIVE SOCIAL SECURITY                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary

      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application

      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors

      Legal Guardian          Ward, Minor or
                              Incompetent

      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

                                                                     MCF-1 09/97

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice.

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").

                                                                     MCF-1 09/97

LOGO       THE AIM FAMILY OF FUNDS(R)

Investment Advisor
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739
Custodian
The Bank of New York
90 Washington Street, 11th Floor
New York, NY 10286
Principal Underwriter
A I M Distributors, Inc.
P.O. Box 4739
Houston, TX 77210-4739
Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
Houston, TX 77002

For more complete information about any other fund in The AIM Family of Funds, including charges and expenses, please call (800) 347-4246, or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

LTD PRO-1

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION





                        AIM INVESTMENT SECURITIES FUNDS

                            -----------------------

             RETAIL CLASS OF THE AIM LIMITED MATURITY TREASURY FUND



                               11 GREENWAY PLAZA
                                   SUITE 100
                           HOUSTON, TEXAS  77046-1173
                                 (713) 626-1919



                            -----------------------



       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND
  IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE ABOVE-NAMED FUND,
   A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE FROM AUTHORIZED DEALERS OR
                                   BY WRITING
                   A I M DISTRIBUTORS, INC., P.O. BOX  4739,
                           HOUSTON, TEXAS 77210- 4739
                         OR BY CALLING (800) 347-4246.


                            -----------------------



          STATEMENT OF ADDITIONAL INFORMATION DATED: NOVEMBER 28, 1997
                RELATING TO PROSPECTUS DATED:  NOVEMBER 28, 1997

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

GENERAL INFORMATION ABOUT THE TRUST . . . . . . . . . . . . . . . . . . . . .  1
       The Trust and its Shares   . . . . . . . . . . . . . . . . . . . . . .  1

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
       Yield Calculations   . . . . . . . . . . . . . . . . . . . . . . . . .  2
       Total Return Calculations  . . . . . . . . . . . . . . . . . . . . . .  2
       Historical Portfolio Results   . . . . . . . . . . . . . . . . . . . .  3

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION . . . . . . . . . . . . . . .  4
       Portfolio Turnover   . . . . . . . . . . . . . . . . . . . . . . . . .  5

INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . . . .  5

INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
       Additional Investment Restrictions of the Fund   . . . . . . . . . . .  7
       Investing in Securities Owned by Trustees and Officers   . . . . . . .  7
       Investing for Control  . . . . . . . . . . . . . . . . . . . . . . . .  8

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
       Trustees and Officers  . . . . . . . . . . . . . . . . . . . . . . . .  8
       Remuneration of Trustees   . . . . . . . . . . . . . . . . . . . . . . 12
       AIM Funds Retirement Plan for Eligible Directors/Trustees  . . . . . . 13
       Deferred Compensation Agreements   . . . . . . . . . . . . . . . . . . 14
       Investment Advisory and Other Services   . . . . . . . . . . . . . . . 14
       Distribution Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . 16

THE DISTRIBUTION AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . 18

HOW TO PURCHASE AND REDEEM SHARES . . . . . . . . . . . . . . . . . . . . . . 18

NET ASSET VALUE DETERMINATION . . . . . . . . . . . . . . . . . . . . . . . . 19

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS  . . . . . . . . . . . . . . . . . . 20
       Reinvestment of Dividends and Distributions  . . . . . . . . . . . . . 20
       Tax Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
       Qualification as a Regulated Investment Company  . . . . . . . . . . . 20
       Excise Tax on Regulated Investment Companies   . . . . . . . . . . . . 22
       Fund Distributions   . . . . . . . . . . . . . . . . . . . . . . . . . 22
       Sale or Redemption of Fund Shares  . . . . . . . . . . . . . . . . . . 23
       Foreign Shareholders   . . . . . . . . . . . . . . . . . . . . . . . . 24
       Effect of Future Legislation; Local Tax Considerations   . . . . . . . 24

DESCRIPTION OF FUND SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . 25

MISCELLANEOUS INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . 25
       Audit Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
       Legal Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

       Custodian and Transfer Agent   . . . . . . . . . . . . . . . . . . . . 25
       Principal Holders of Securities  . . . . . . . . . . . . . . . . . . . 25
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . FS

                                  INTRODUCTION

       AIM Investment Securities Funds (the "Trust") is a series mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors with certain information concerning the activities of the fund being considered for investment. This information is included in a Prospectus (the "Prospectus"), dated November 28, 1997, which relates to the Trust's Class A shares, a class of the AIM Limited Maturity Treasury Fund (the "Fund"). Copies of the Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Class A shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Investors must receive and should read the Prospectus before they invest in the Fund.

       This Statement of Additional Information is intended to furnish investors with additional information concerning the Fund. Some of the information set forth in this Statement of Additional Information is also included in the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The SEC maintains a Web site at http://www.sec.gov that contains this Statement of Additional Information, material incorporated by reference and other information regarding the Fund. Additional information about the Fund may also be obtained on the Web at http://www.aimfunds.com.


                      GENERAL INFORMATION ABOUT THE TRUST

THE TRUST AND ITS SHARES
       The Trust was previously incorporated as a Maryland corporation on November 4, 1988. Pursuant to an Agreement and Plan of Reorganization, the Fund was reorganized on October 15, 1993, as a portfolio of AIM Investment Securities Funds, a Delaware business trust. A copy of the Trust's Agreement and Declaration of Trust dated May 5, 1993, as amended (the "Trust Agreement") is on file with the SEC. Under the Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

       On October 15, 1993, the Fund succeeded to the assets and assumed the liabilities of a series with a corresponding name (the "Predecessor Fund") of Short-Term Investments Co., a Massachusetts business trust ("STIC"), pursuant to an Agreement and Plan of Reorganization between the Trust and STIC. All historical financial information and other information contained in this Statement of Additional Information for periods prior to October 15, 1993 relating to the Fund (or a class thereof) is that of the Predecessor Fund (or corresponding class thereof). Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances. For information concerning the methods of redemption and the rights of share ownership, investors should consult the Prospectus under the captions "Organization of the Trust" and "How to Redeem Shares."

       The assets received by the Trust for the issuance or sale of shares of each class, and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, will be allocated to that Fund. They constitute the underlying assets of the Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses with respect to the Fund and its respective classes. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

       Each share of beneficial interest of the Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Fund offers two separate classes of shares: Class A shares and the Institutional Class. Each class represents interests in the same portfolio of investments but, as further described in the Prospectus, each such class is subject to differing sales charges (if applicable) and expenses, which differences will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the Fund available for distribution.


                            PERFORMANCE INFORMATION

YIELD CALCULATIONS

       Yields for the Fund used in advertising are computed as follows: (a) divide the Fund's income for a given 30 day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period; (b) divide the figure arrived at in step (a) by the Fund's offering price (including the maximum sales charge) at the end of the period; and (c) annualize the result (assuming compounding of income) in order to arrive at an annual percentage rate. For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from the calculation.

       The Fund may also quote its distribution rate, which expresses the historical amount of income the Fund paid as dividends to its shareholders as a percentage of the Fund's offering price. The distribution rate for the Class A shares for the thirty day period ended July 31, 1997, was 5.36%. This distribution rate was calculated by dividing dividends declared over the thirty days ended July 31, 1997, as applicable, by the applicable Fund's maximum offering price at the end of the period and annualizing the result.

       Income calculated for the purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS

       Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any changes in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period, and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

       In addition to average annual total return, the Fund may quote unaveraged or cumulative total return reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration. Total returns may be quoted with or without taking any applicable maximum sales charge into account. If quoted without the sales charge, the performance quotation will be noted by an asterisk or other conspicuous footnote disclosing this fact. Excluding the Fund's sales charge from a total return calculation produces a higher total return figure.

HISTORICAL PORTFOLIO RESULTS

       The Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Fund may also advertise mutual fund performance rankings which have been assigned to it by such monitoring services.

       The Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as the Consumer Price Index, the Standard & Poor's 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts. In addition, the Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events. An investor should be aware that an investment in the Fund is subject to risks not present in ownership of a certificate of deposit, due to possible greater risk of loss of capital.

       From time to time, the Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. These topics include, but are not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

       From time to time sales literature and/or advertisements may disclose
(i) top holdings included in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

       The following chart shows the total returns for the Class A shares for the one and five year periods ended July 31, 1997, and the period beginning December 15, 1987 (date operations commenced) through July 31, 1997.

                                    AVERAGE
                                 ANNUAL RETURN     CUMULATIVE RETURN
                                 -------------     -----------------
       One year ended 07/31/97      5.49%               5.49%
       Five year ended 07/31/97     4.73%              26.02%
       12/15/87 through 07/31/97    6.52%              83.70%

       The 30-day yield for the Class A shares as of July 31, 1997, was 5.39%

       During the one-year period ended July 31, 1997, a hypothetical $1,000 investment in the Class A shares at the beginning of such period would have been worth $1,055. During the five-year period ended July 31, 1997, a hypothetical $1,000 investment in the Class A shares at the beginning of such period would have been worth $1,260. For the period from December 15, 1987 (date operations commenced) through July 31, 1997, a hypothetical $1,000 investment in the Class A shares would have been worth $1,837. Each of these figures assume the maximum sales charge was paid and all distributions were reinvested.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

       Subject to policies established by the Board of Trustees of the Trust, A I M Advisors, Inc. ("AIM") is responsible for decisions to buy and sell securities for the Fund, for the selection of broker-dealers, for the execution of the Fund's investment portfolio transactions, for the allocation of brokerage fees in connection with such transactions, and where applicable, for the negotiation of commissions and spreads on transactions. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Fund may also purchase securities from underwriters at prices that include a commission paid by the issuer to the underwriter.

       AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the execution and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which AIM deems to be beneficial to the Fund's investment program. Such research services supplement AIM's own research. Research services may include the following: statistical and background information on the U.S. economy, industry groups and individual companies; forecasts and interpretations with respect to the U.S. money market, fixed income markets, equity markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; the providing of equipment used to communicate research information; the arranging of meetings with management of companies; and the providing of access to consultants who supply research information. Certain research services furnished by broker-dealers may be useful to AIM with clients, including the other mutual funds advised by AIM (collectively with the Fund, the "AIM Funds"). Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Fund. AIM is of the opinion that the material received is beneficial in supplementing AIM's research and analysis; and therefore, it may benefit the Fund by improving the quality of AIM's investment advice. Since AIM must evaluate information received as a result of such services, the advisory fee paid by the Fund is not reduced because AIM receives such services.

       Provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and rules and regulations thereunder have been construed to prohibit the Fund from purchasing securities or instruments from, or selling securities or instruments to, any holder of 5% or more of the voting securities of any investment company managed or advised by AIM. The Fund has obtained an order of exemption from the SEC which permits the Fund to engage in certain transactions with certain 5% holders, provided that the Fund complies with certain conditions and procedures.

       AIM and its affiliates manage several other investment accounts, some of which may have investment objectives similar to those of the Fund. It is possible that, at times, identical securities will be appropriate for investment by the Fund and by one or more of such investment accounts. The position of each account, however, in the securities of the same issue, may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the Fund and the AIM Funds in a manner deemed equitable by AIM. AIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

       Under the 1940 Act, certain persons affiliated with the Fund are prohibited from dealing with the Fund as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The Board of Trustees has adopted procedures pursuant to Rule 17a-7 under the 1940 Act related to portfolio transactions between the Fund and the AIM Funds and the Fund may from time to time enter into transactions in accordance with such Rule and procedures.

       From time to time, an identical security may be sold by an AIM Fund or another investment account advised by AIM or A I M Capital Management, Inc. ("AIM Capital") and simultaneously purchased by another AIM Fund or another investment account advised by AIM or AIM Capital, when such transactions comply with applicable rules and regulations and are deemed consistent with the investment objective(s) and policies of the investment accounts advised by AIM or AIM Capital. Procedures pursuant to Rule 17a-7 under the 1940 Act regarding transactions between investment accounts advised by AIM or AIM Capital have been adopted by the Boards of Directors/Trustees of the various AIM Funds. Although such transactions may result in custodian, tax or other related expenses, no brokerage commissions or other direct transaction costs are generated by transactions among the investment accounts advised by AIM or AIM Capital.

       In some cases, the procedure for allocating portfolio transactions among the Fund and the AIM Funds could have an adverse effect on the price or amount of securities available to the Fund. In making such allocations, the main factors considered by AIM are the respective investment objectives and policies of the Fund and the AIM Funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the judgments of the persons responsible for recommending the investment.

       Subject to the overall objective of obtaining the best price and most favorable execution for the Fund, AIM may also consider sales of shares by broker-dealers of the Fund and of the other AIM Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. Such portfolio transactions may be executed directly by selling dealers or by other broker-dealers with which selling dealers have clearing arrangements.

       The Fund paid no brokerage commissions to brokers affiliated with the Fund during the past three fiscal years of the Fund.

PORTFOLIO TURNOVER

       High portfolio turnover involves corresponding greater transaction costs which are borne directly by the Fund, and may increase capital gains which are taxable as ordinary income when distributed to shareholders.

       Changes in the portfolio holdings of the Fund are made without regard to whether a sale would result in a profit or loss. The turnover rates of the Fund for the fiscal years ended July 31, 1997, 1996, and 1995, were 129.74%, 117.09%, and 120.01%, respectively.


                       INVESTMENT OBJECTIVES AND POLICIES

       The following discussion of investment policies supplements the discussion of the investment objectives and policies set forth in the Prospectus under the heading "Investment Programs" and should be read only in conjunction with the Prospectus. There can be no assurance that the Fund will achieve its investment objective. The values of the securities in which the Fund invests fluctuate based upon interest rates and market factors.

       REPURCHASE AGREEMENTS. The Fund's investment policies permit it to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state income taxation, as a matter of operating policy, the Fund does not currently invest in repurchase agreements. A repurchase agreement involves the purchase by the Fund of an investment contract from a financial institution, such as a bank or broker-dealer, which contract is secured by U.S. Treasury obligations of the type described above whose value is equal to or greater than the value of the repurchase agreement, including the agreed-upon interest. The agreement provides that the seller will repurchase the underlying securities at an agreed-upon time and price. The total amount received on repurchase will exceed the price paid by the Fund, reflecting the agreed-upon rate of interest for the period from the date of the repurchase agreement to the settlement date. This rate of return is not related to the interest rate on the underlying securities. The difference between the total amount received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. Investments in repurchase agreements may involve risks not associated with investments in the underlying securities. If the seller defaulted on its repurchase obligations, the Fund would incur a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. The Fund will limit repurchase agreements to transactions with sellers believed by AIM to present minimal credit risk. Securities subject to repurchase agreements will be held by the Fund's custodian or in the custodian's account with the Federal Reserve Treasury Book-Entry System. Although the securities subject to repurchase agreements might bear maturities in excess of one year, the Fund will not enter into a repurchase agreement with an agreed-upon repurchase date in excess of seven (7) calendar days from the date of acquisition by the Fund, unless the Fund has the right to require the selling institution to repurchase the underlying securities within seven (7) days of the date of acquisition.

                            INVESTMENT RESTRICTIONS

       The most significant investment restrictions applicable to the Fund's investment program are set forth in the Prospectus. The percentage limitations set forth in such restrictions are calculated by giving effect to the purchase in question and are based upon values at the time of purchase. The Fund may, however, retain any security purchased in accordance with such restrictions irrespective of changes in the values of the Fund's assets occurring subsequent to the time of purchase.

       Additionally, as a matter of fundamental policy which may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of all classes of the Fund, the Fund will not:

              (1) mortgage, pledge or hypothecate any assets except to secure permitted borrowings of money from banks for temporary or emergency purposes and then only in amounts not in excess of 33-1/3% of the value of its total assets at the time of such borrowing;

              (2) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting;
              (3) invest in real estate;

              (4) purchase or sell commodities or commodity futures contracts, engage in arbitrage transactions, purchase securities on margin, make short sales or invest in puts or calls;

              (5) purchase oil, gas or mineral interests;

              (6) invest in any obligation not payable as to principal and interest in United States currency; or

              (7) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry (excluding securities which are a direct obligation of the U.S. Treasury or are repurchase agreements with respect to a direct obligation of the U.S. Treasury).


       The Trust has obtained an opinion of Dechert Price & Rhoads, special counsel to the Trust, that shares of the Fund are eligible for investment by a federal credit union. In order to ensure that shares of the Fund meet the requirements for eligibility for investment by federal credit unions, the Fund has adopted the following policies:

              (1) The Fund will enter into repurchase agreements only with: (i) banks insured by the Federal Deposit Insurance Corporation (FDIC); (ii) savings and loan associations insured by the FDIC; or (iii) registered broker-dealers. The Fund will only enter into repurchase transactions pursuant to a master repurchase agreement in writing with the Fund's counterparty. Under the terms of a written agreement with its custodian, the Fund receives on a daily basis written confirmation of each purchase of a security subject to a repurchase agreement and a receipt from the Fund's custodian evidencing each transaction. In addition, securities subject to a repurchase agreement may be recorded in the Federal Reserve Book-Entry System on behalf of the Fund by its custodian. The Fund purchases securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of the purchase.

              (2) The Fund will only enter into reverse repurchase agreements and purchase additional securities with the proceeds when such proceeds are used to purchase other securities that either mature on a date simultaneous with or prior to the expiration date of the reverse repurchase agreement, or are subject to an agreement to resell such securities within that same time period.

              (3) The Fund will only enter into securities lending transactions that comply with the same counterparty, safekeeping, maturity and borrowing restrictions that the Fund observes when participating in repurchase and reverse repurchase transactions.

              (4) The Fund will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date does not exceed 120 days, and only when settlement is on a cash basis. When the delivery of securities purchased in such manner is to occur within 30 days of the trade date, the Fund will purchase the securities only at their market price as of the trade date.

ADDITIONAL INVESTMENT RESTRICTIONS OF THE FUND

       The Fund's investment programs are also subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are not matters of fundamental policy and may be changed at any time by the trustees without the approval of shareholders.

INVESTING IN SECURITIES OWNED BY TRUSTEES AND OFFICERS

       The Fund will not purchase securities of an issuer if the officers and trustees of the Trust and the officers and directors of the Fund's investment advisor collectively own beneficially over 5% of the outstanding voting securities of such issuer, in each case excluding holdings of any officer, trustee or director of less than 1/2 of 1% of the outstanding voting securities of such issuer.

INVESTING FOR CONTROL

       The Fund will not invest in companies for purposes of exercising control or management.

       In order to permit the sale of the Fund's shares in certain states, the Fund may from time to time make commitments more restrictive than the restrictions described herein. These restrictions are not matters of fundamental policy, and should the Fund determine that any such commitment is no longer in the best interest of their respective shareholders, they will revoke the commitment by terminating sales of their shares in the states involved.


                                   MANAGEMENT

TRUSTEES AND OFFICERS

       The trustees and officers of the Trust and their principal occupations during at least the last five years are set forth below.

-------------------------------------------------------------------------------------------------------------
                                       POSITIONS HELD WITH          PRINCIPAL OCCUPATION DURING
        NAME, ADDRESS AND AGE              REGISTRANT                AT LEAST THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
 *CHARLES T. BAUER (78)                Trustee and Chairman   Chairman of the Board of Directors,
  11 Greenway Plaza, Suite 100                                A I M Management Group Inc., A I M Advisors,
  Houston, TX 77046                                           Inc., A I M Capital Management, Inc.,
                                                              A I M Distributors, Inc., A I M Fund Services,
                                                              Inc., A I M Institutional Fund Services, Inc.
                                                              and Fund Management Company; and Vice Chairman
                                                              and Director, AMVESCAP PLC.
-------------------------------------------------------------------------------------------------------------
  BRUCE L. CROCKETT (53)                     Trustee          Director, ACE Limited (insurance company).
  906 Frome Lane                                              Formerly, Director, President and Chief
  McLean, VA 22102                                            Executive Officer, COMSAT Corporation; and
                                                              Chairman, Board of Governors of INTELSAT
                                                              (international communications company).
-------------------------------------------------------------------------------------------------------------
  OWEN DALY II (73)                          Trustee          Director, Cortland Trust Inc. (investment
  Six Blythewood Road                                         company). Formerly, Director, CF & I Steel
  Baltimore, MD  21210                                        Corp., Monumental Life Insurance Company and
                                                              Monumental General Insurance Company; and
                                                              Chairman of the Board of Equitable
                                                              Bancorporation.
-------------------------------------------------------------------------------------------------------------

---------------

* A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 Act.

------------------------------------------------------------------------------------------------------------
                                        POSITIONS HELD WITH         PRINCIPAL OCCUPATION DURING
        NAME, ADDRESS AND AGE               REGISTRANT               AT LEAST THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
  JACK M. FIELDS (45)                        Trustee          Formerly, Member of the U.S. House of
  8810 Will Clayton Parkway                                   Representatives.
  Jetero Plaza, Suite E
  Humble, TX 77338
------------------------------------------------------------------------------------------------------------
**CARL FRISCHLING (60)                       Trustee          Partner, Kramer, Levin, Naftalis & Frankel
  919 Third Avenue                                            (law firm); and Director, ERD Waste, Inc.
  New York, NY  10022                                         (waste management company), Aegis Consumer
                                                              Finance (auto leasing company) and Lazard
                                                              Funds, Inc. (investment companies).  Formerly,
                                                              Partner, Reid & Priest (law firm); and, prior
                                                              thereto, Partner, Spengler Carlson Gubar
                                                              Brodsky & Frischling (law firm).
------------------------------------------------------------------------------------------------------------
 *ROBERT H. GRAHAM  (50)                   Trustee and        Director, President and Chief Executive
  11 Greenway Plaza, Suite 100              President         Officer, A I M Management Group Inc.; Director
  Houston, TX 77046                                           and President, A I M Advisors, Inc.; Director
                                                              and Senior Vice President, A I M Capital
                                                              Management, Inc., A I M Distributors, Inc.,
                                                              A I M Fund Services, Inc., A I M Institutional
                                                              Fund Services, Inc. and Fund Management
                                                              Company; Director, AMVESCAP PLC; and Chairman
                                                              of the Board of Directors of AIM Funds Group
                                                              Canada Inc.
------------------------------------------------------------------------------------------------------------

---------------
** A trustee who is an "interested person" of the Trust as defined in the 1940 Act.

* A trustee who is an interested person of the Trust and AIM as defined in the 1940 act.

------------------------------------------------------------------------------------------------------------
                                        POSITIONS HELD WITH         PRINCIPAL OCCUPATION DURING
        NAME, ADDRESS AND AGE               REGISTRANT               AT LEAST THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
  JOHN F. KROEGER (73)                       Trustee          Director, Flag Investors International Fund,
  37 Pippins Way                                              Inc., Flag Investors Emerging Growth Fund,
  Morristown, NJ  07960                                       Inc., Flag Investors Telephone Income Fund,
                                                              Inc., Flag Investors Equity Partners  Fund,
                                                              Inc., Total Return U.S. Treasury Fund, Inc.,
                                                              Flag Investors Intermediate Term Income Fund,
                                                              Inc., Managed Municipal Fund, Inc., Flag
                                                              Investors Value Builder Fund, Inc., Flag
                                                              Investors Maryland Intermediate Tax-Free
                                                              Income Fund, Inc., Flag Investors Real Estate
                                                              Securities Fund, Inc., Alex. Brown Cash
                                                              Reserve Fund, Inc. and North American
                                                              Government Bond Fund, Inc. (investment
                                                              companies).  Formerly, Consultant, Wendell &
                                                              Stockel Associates, Inc. (consulting firm).
------------------------------------------------------------------------------------------------------------
  LEWIS F. PENNOCK  (54)                     Trustee          Attorney in private practice in Houston,
  6363 Woodway, Suite 825                                     Texas.
  Houston, TX  77057
------------------------------------------------------------------------------------------------------------
  IAN W. ROBINSON (74)                     Trustee            Formerly, Executive Vice President and Chief
  183 River Drive                                             Financial Officer, Bell Atlantic Management
  Tequesta, FL  33469                                         Services, Inc. (provider of centralized
                                                              management services to telephone companies);
                                                              Executive Vice President, Bell Atlantic
                                                              Corporation (parent of seven telephone
                                                              companies); and Vice President and Chief
                                                              Financial Officer, Bell Telephone Company of
                                                              Pennsylvania and Diamond State Telephone
                                                              Company.
------------------------------------------------------------------------------------------------------------
  LOUIS S. SKLAR (58)                        Trustee          Executive Vice President, Development and
  Transco Tower, 50th Floor                                   Operations, Hines Interests Limited
  2800 Post Oak Blvd.                                         Partnership (real estate development).
  Houston, TX  77056
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                        POSITIONS HELD WITH         PRINCIPAL OCCUPATION DURING
        NAME, ADDRESS AND AGE               REGISTRANT               AT LEAST THE PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
  ***JOHN J. ARTHUR  (53)                 Senior Vice        Director, Senior Vice President and Treasurer,
  11 Greenway Plaza, Suite 100            President and       A I M Advisors, Inc.; and Vice President and
  Houston, TX 77046                         Treasurer         Treasurer, A I M Management Group Inc.,
                                                              A I M Capital Management, Inc.,
                                                              A I M Distributors, Inc., A I M Fund Services,
                                                              Inc., A I M Institutional Fund Services, Inc.
                                                              and Fund Management Company.
------------------------------------------------------------------------------------------------------------
  GARY T. CRUM  (50)                       Senior Vice        Director and President, A I M Capital
  11 Greenway Plaza, Suite 100              President         Management, Inc.; Director and Senior Vice
  Houston, TX 77046                                           President, A I M Management Group Inc. and
                                                              A I M Advisors, Inc.; and Director,
                                                              A I M Distributors, Inc. and  AMVESCAP PLC.
------------------------------------------------------------------------------------------------------------
  ***CAROL F. RELIHAN  (42)                Senior Vice        Director, Senior Vice President, General
  11 Greenway Plaza, Suite 100            President and       Counsel and Secretary, A I M Advisors, Inc.;
  Houston, TX 77046                         Secretary         Vice President, General Counsel and Secretary,
                                                              A I M Management Group Inc.; Director, Vice
                                                              President and General Counsel, Fund Management
                                                              Company; General Counsel and Vice President,
                                                              A I M Fund Services, Inc. and A I M
                                                              Institutional Fund Services, Inc.; and Vice
                                                              President,  A I M Capital Management, Inc. and
                                                              A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------
  DANA R. SUTTON  (38)                  Vice President and    Vice President and Fund Controller,
  11 Greenway Plaza, Suite 100         Assistant Treasurer    A I M Advisors, Inc.; and Assistant Vice
  Houston, TX 77046                                           President and Assistant Treasurer, Fund
                                                              Management Company.
------------------------------------------------------------------------------------------------------------
  MELVILLE B. COX  (54)                   Vice President      Vice President and Chief Compliance Officer,
  11 Greenway Plaza, Suite 100                                A I M Advisors, Inc., A I M Capital
  Houston, TX 77046                                           Management, Inc., A I M Distributors, Inc.,
                                                              A I M Fund Services, Inc., A I M Institutional
                                                              Fund Services, Inc. and Fund Management
                                                              Company.
------------------------------------------------------------------------------------------------------------
  KAREN DUNN KELLEY (37)                  Vice President      Senior Vice President, A I M Capital
  11 Greenway Plaza, Suite 100                                Management, Inc. and Vice President,
  Houston, TX 77046                                           A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------



__________________________________

***      Mr. Arthur and Ms. Relihan are married to each other.

       The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, and the Nominating and Compensation Committee.

       The members of the Audit Committee are Messrs. Crockett, Daly, Fields, Frischling, Kroeger (Chairman), Pennock, Robinson and Sklar. The Audit Committee is responsible for meeting with the Trust's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the trustees as a whole with respect to the Trust's fund accounting or its internal accounting controls, or for considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

       The members of the Investments Committee are Messrs. Bauer, Crockett, Daly (Chairman), Fields, Frischling, Kroeger, Pennock, Robinson and Sklar. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

       The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Fields, Kroeger, Pennock (Chairman), Robinson and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as trustees who are not interested persons as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested trustees, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

       All of the trustees of the Trust also serve as directors or trustees of some or all of the other AIM Funds. Certain of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

REMUNERATION OF TRUSTEES

       Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any committee thereof. Each trustee who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee or director of the other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

       Set forth below is information regarding compensation paid or accrued for each trustee of the Fund:


---------------------------------------------------------------------------------------------
                                                            RETIREMENT
                                       AGGREGATE             BENEFITS               TOTAL
                                      COMPENSATION            ACCRUED            COMPENSATION
                                        FROM THE              BY ALL               FROM ALL
             Director                   FUND(1)            AIM FUNDS(2)          AIM FUNDS(3)
---------------------------------------------------------------------------------------------
  Charles T. Bauer                      $        0          $          0         $          0
---------------------------------------------------------------------------------------------
  Bruce L. Crockett                          1,236                38,621               68,000
---------------------------------------------------------------------------------------------
  Owen Daly II                               1,235                82,607               68,000
---------------------------------------------------------------------------------------------
  Jack M. Fields(4)                            530                     0                    0
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
  Carl Frischling(5)                         1,236                56,683               68,000
---------------------------------------------------------------------------------------------
  Robert H. Graham                               0                     0                    0
---------------------------------------------------------------------------------------------
  John F. Kroeger                            1,235                83,654               66,000
---------------------------------------------------------------------------------------------
  Lewis F. Pennock                           1,235                33,702               67,000
---------------------------------------------------------------------------------------------
  Ian W. Robinson                            1,236                64,973               68,000
---------------------------------------------------------------------------------------------
  Louis S. Sklar                             1,219                47,593               66,500
---------------------------------------------------------------------------------------------

______________________

(1) The total amount of compensation deferred by all Trustees of the Fund during the fiscal year ended July 31, 1997, including interest earned thereon, was $5,699.

(2) During the fiscal year ended July 31, 1997, the total estimated amount of expenses allocated to the Fund in respect of such retirement benefits was $2,735. Data reflects compensation for the calendar year ended December 31, 1996.

(3) Each Trustee serves as a director or trustee of a total of 11 registered investment companies advised by AIM (comprised of 47 portfolios). Data reflect total compensation earned during the calendar year ended December 31, 1996.

(4) Mr. Fields was not serving as a Trustee during the calendar year ended December 31, 1996.

(5)    See page 14 regarding fees earned by Mr. Frischling's law firm.


AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

       Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) for the number of such Trustee's years of service (not in excess of 10 years of service) completed with respect to any of the AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee, for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any AIM Fund.

       Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar are 10, 10, 0, 20, 19, 15, 10, and 7 years, respectively.


                       ESTIMATED BENEFITS UPON RETIREMENT


                    -----------------------------------------------------------
                    Number of Years       Annual Retainer Paid By All AIM Funds
                    of Service With
                     the AIM Funds                       $80,000
                    -----------------------------------------------------------
                          10                             $60,000
                    -----------------------------------------------------------
                           9                             $54,000
                    -----------------------------------------------------------
                           8                             $48,000
                    -----------------------------------------------------------
                           7                             $42,000
                    -----------------------------------------------------------
                           6                             $36,000
                    -----------------------------------------------------------
                           5                             $30,000
                    -----------------------------------------------------------





DEFERRED COMPENSATION AGREEMENTS

       Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring trustees") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the Agreement) beginning on the date the deferring trustee's retirement benefits commence under the Plan. The Fund's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Fund. If a deferring trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.

       During the fiscal year ended July 31, 1997 the Fund paid $5,153 to Kramer, Levin, Naftalis & Frankel, the law firm in which Mr. Frischling, a trustee of the Trust, is a partner.

INVESTMENT ADVISORY AND OTHER SERVICES

       AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YK, United Kingdom. AMVESCAP

PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail fund business in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are shown under "Trustees and Officers". AIM Capital, a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts.

       AIM was organized in 1976, and together with its subsidiaries advises or manages 55 investment company portfolios.

       AIM and the Fund have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Trustees reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

       The Trust, on behalf of the Fund, has entered into a Master Investment Advisory Agreement (the "Advisory Agreement") and a Master Administrative Services Agreement (the "Administrative Services Agreement") with AIM. See "Management" in the Prospectus.

       The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions; taxes, legal, accounting, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer and shareholder service agent costs; expenses of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to trustees and shareholder meetings; the cost of preparing and distributing reports and notices to shareholders; the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations; the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders; and all other charges and costs of the Fund's operations unless otherwise explicitly provided.

       The Advisory Agreement became effective on February 28, 1997 and will continue in effect until February 28, 1999 and from year to year thereafter only if such continuance is specifically approved at least annually by the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (the "Non-Interested Trustees") by votes cast in person at a meeting called for such purpose. The Fund or AIM may terminate the Advisory Agreement on sixty (60) days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its assignment. Under the Advisory Agreement, AIM is entitled to receive from the Fund a fee calculated at the annual rate of 0.20% of the first $500 million of the average daily net assets, plus 0.175% of the average daily net assets in excess of $500 million.

       For the fiscal years ended July 31, 1997, 1996 and 1995, AIM received advisory fees from the Fund of $837,760, $933,207, and $809,449, respectively.

       The Administrative Services Agreement for the Fund provides that AIM may provide or arrange for the performance of certain accounting, shareholder servicing and other administrative services to the Fund which are not required to be performed by AIM under the Advisory Agreement. For such services, AIM would be entitled to receive from the Fund reimbursement of AIM's costs or such reasonable compensation as may be approved by AIM and the Board of Trustees. The Administrative Services Agreement provides that such agreement will continue in effect until February 28, 1999, and shall continue in effect from year to year thereafter if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) and
(ii) the affirmative vote of a majority of the Non-Interested Trustees, by votes cast in person at a meeting called for such purpose. The Administrative Services Agreement was approved by the Board of Trustees (including the Non-Interested Trustees) and became effective on February 28, 1997.

       For the fiscal years ended July 31, 1997, 1996 and 1995, the Fund reimbursed AIM for certain accounting, shareholder servicing and administrative services in the amounts of $66,785, $60,857, and $82,199, respectively.

       In addition, the Transfer Agency and Service Agreement, which became effective November 1, 1994, provides that AFS will perform certain shareholder services for the Fund for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by the Fund, maintain shareholder accounts and provide shareholders with information regarding the Fund and other accounts.

       For the fiscal years ended July 31, 1997 and 1996, and for the period November 1, 1994 through July 31, 1995, AFS received from the Fund transfer agency and shareholder services fees with respect to the Class A shares in the amounts of $171,697, $160,400 and $91,753, respectively.

DISTRIBUTION PLAN

       The Trust has adopted a Master Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares. The Plan provides that the Class A shares pay a fee to AIM Distributors for distribution-related services performed by AIM Distributors, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Plan. Under the Plan, AIM Distributors is entitled to receive a distribution fee, which is accrued daily and paid monthly, of 0.15% on an annualized basis of the average daily net assets of the Class A shares. Such amounts are intended to compensate AIM Distributors for expenses incurred by it in performing activities which are primarily intended to result in the sale of shares of the Class A shares. The terms of the Plan are discussed in the Prospectus.

       AIM Distributors is a wholly owned subsidiary of AIM, which is a wholly owned subsidiary of AIM Management.

       The Plan requires the officers of the Trust to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Trust's Board of Trustees reviews these reports in connection with their decisions with respect to the Plan.

       As required by Rule 12b-1 under the 1940 Act, the Plan was initially approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Trustees") on July 19, 1993. In approving the Plan in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit the Class A shares and its shareholders.

       The Plan, unless terminated earlier in accordance with its terms, shall continue in effect until June 30, 1998, and each year thereafter as long as such continuance is specifically approved at least annually by the Trust's Board of Trustees, including a majority of the Qualified Trustees.

       The Plan may be terminated by a vote of a majority of the Qualified
Trustees, or, with respect to the   Class A shares, by a vote of a majority of
the holders of the outstanding voting securities of the Class A shares. Any change in the Plan that would increase materially the distribution expenses paid by the Class A shares requires shareholder approval; otherwise the Plan may be amended by the Trust's Board of Trustees, including a majority of the Qualified Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plan is in effect, the selection or nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees.

       For the fiscal year ended July 31, 1997, AIM Distributors received fees in the amount of $549,759, which constituted 0.15% of the average daily net assets of the Class A shares. An estimate by category of actual fees paid by the Class A shares during the fiscal year ended July 31, 1997, were allocated as follows:

                                                                      1996
                                                                       ----
Advertising                                                          $11,876
Printing and mailing prospectuses, semi-annual reports                   990
   and annual reports (other than to current shareholders)             2,969
Seminars                                                                   0
Compensation to Underwriters to partially offset other
   marketing expenses                                                      0
Compensation to Sales Personnel                                            0
Compensation to Dealers including finder's fees                      533,924

Annual Report Total                                                  549,759

       Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected by AIM Distributors from time to time to provide distribution assistance in connection with the sale of the Class A shares to such dealers' customers, and to provide continuing personal shareholder services to customers who may, from time to time, directly or beneficially own Class A shares. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Class A shares; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Class A shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Class A shares; and providing such other information and services as the Class A shares or the customer may reasonably request.

       Under the Plan, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plan to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Class A shares and the Fund; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Class A shares; and such other administrative services as the Class A shares reasonably may request, to the extent permitted by applicable statute, rule or regulation.

       The Plan is subject to any applicable limitations imposed from time to time by rules of the National Association of Securities Dealers, Inc.

       AIM Distributors does not act as principal, but rather as agent for the Class A shares, in making dealer incentive and shareholder servicing payments under the Plan. These payments are an obligation of the Class A shares and not of AIM Distributors. Similar agreements may be permitted under the Plan for institutions which provide recordkeeping for and administrative services to 401(k) plans.


                           THE DISTRIBUTION AGREEMENT

       Information concerning AIM Distributors and the continuous offering of the Class A shares is set forth in the Prospectus under the caption "How to Purchase Shares" and "Terms and Conditions of Purchase of the AIM Funds." The Distribution Agreement (the "Distribution Agreement") became effective on February 28, 1997. The Distribution Agreement provides that AIM Distributors will bear the expenses of printing from the final proof and distributing prospectuses and statements of additional information of the Class A shares relating to public offerings made by AIM Distributors pursuant to the Distribution Agreement (other than those prospectuses and statements of additional information distributed to existing shareholders of the Class A shares), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Class A shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of Class A shares.

       The Distribution Agreement will continue in effect until February 28, 1999 and from year to year thereafter only if such continuation is specifically approved at least annually by (i) the Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose. The Fund or AIM Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its "assignment," as defined under the 1940 Act.

       For the fiscal years ended July 31, 1997, 1996 and 1995, the total sales charges paid in connection with the sale of the Class A shares of the Fund were $340,764, $540,727, and $377,682, respectively, of which AIM Distributors retained $105,675, $193,686, and $89,885, respectively.

                       HOW TO PURCHASE AND REDEEM SHARES

       A complete description of the manner by which Class A shares may be purchased appears in the Prospectus under the caption "How to Purchase Shares", "Terms and Conditions of Purchase of the AIM Funds" and "Special Plans."

       The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency, as determined by the SEC, exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

       The sales charge normally deducted on purchases of the Class A shares is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons, who, because of their relationship with the Class A shares or with AIM and its affiliates, are familiar with the Class A shares (e.g., due to the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Fund's best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase Class A shares through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares without a sales charge are set forth in the Prospectus under the caption "Terms and Conditions of Purchase of the AIM Funds."

       Complete information concerning the method of exchanging Class A shares for shares of the other mutual funds managed or advised by AIM is set forth in the Prospectus under the caption "Exchange Privilege."

       Information concerning redemption of Class A shares is set forth in the Prospectus under the caption "How to Redeem Shares." In addition to the Fund's obligations to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Fund at (800) 949-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the Class A shares next determined after such order is received. Such arrangement is subject to timely receipt by AFS, transfer agent for the Class A shares, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Fund or by AIM Distributors when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

       The Trust agrees to redeem shares of the Fund, or any other future portfolios of the Trust, solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.


                         NET ASSET VALUE DETERMINATION

       Shares of the Funds offered by the Prospectus are sold at their net asset value plus a sales charge of 1.00% of the public offering price per share (1.01% of the amount invested), scaled down on purchases of $100,000 or more. Shareholders may at any time redeem all or a portion of their shares at net asset value without charge. The investor's price for purchase or redemption will be determined by the net asset value of the relevant Fund's shares next determined following the receipt of an order to purchase or a request to redeem shares. The net asset value of the Funds vary depending on the market value of their respective assets.

       In accordance with the current SEC rules and regulations, the net asset value of a share of the Fund will be determined once daily as of the close of the NYSE, which is generally 4:00 p.m. Eastern Time on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. The net asset value per share of the Fund is determined by subtracting the liabilities (e.g., accrued and dividends payable) of the Fund allocated to the class from the value of securities, cash and assets (including interest accrued but not collected) of the Fund allocated to the class; and dividing the result by the total number of shares outstanding of such class. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

       Securities will be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices or yield equivalent based upon quotes furnished by market makers for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates fair market value.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

       Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund.

TAX MATTERS

       The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

       The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its taxable interest, dividends and other taxable ordinary income, net of expenses) and realized capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

       In addition to satisfying the Distribution Requirement, the Fund must
(1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are ancillary to the Fund's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) for taxable years beginning on or prior to August 5, 1997, derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forward contracts, will not be characterized as Short-Short Gain if they are directly related to the Fund's principal business of investing in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. For taxable years beginning after August 5, 1997, the Short-Short Gain Test has been repealed by the Taxpayer Relief Act of 1997.

       In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, if the Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year.

       In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a "qualified covered call option" with respect thereto) or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

       Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

       The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Under Treasury regulations, in general, the net income or deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars), even if paid in periodic installments, that are recognized from that contract for the taxable year. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor or collar shall be recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap or of a cap or floor that hedges a debt instrument, under alternative methods contained in the regulations and, in the case of other notional principal contracts, under alternative methods that the IRS may provide in a revenue procedure).

       Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

       In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

       If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

       A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

       For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

       The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

       The Fund anticipates distributing substantially all of its investment company taxable income and short-term capital gains for each taxable year.
Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends received deduction for corporations.

       The Fund may either retain or distribute to shareholders its net long-term capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. Pursuant to the Taxpayer Relief Act of 1997, the Internal Revenue Service has announced that it will issue temporary regulations that will permit the fund to designate to its shareholders the portion of each capital gain dividend paid in taxable years ending on or after May 7, 1997, that constitutes a 20% rate capital gain distribution, an unrecaptured Section 1250 gain distribution, or a 28% rate capital gain distribution. The temporary regulations will also permit the fund to designate to its shareholders the portion of any net capital gain retained by the Fund in taxable years ending on or after May 7, 1997, that belongs to each of these three long-term capital gain categories.

       Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

       Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or any other fund in The AIM Family of Funds--Registered Trademark--. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

       Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made in certain cases) during the year in accordance with the guidance that has been provided by the Internal Revenue Service.

       The Fund is required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF FUND SHARES

       A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Except to the extent otherwise provided in future treasury regulations, any long-term capital gain recognized by a noncorporate shareholder will be subject to tax at a maximum rate of 20% if the shares sold or redeemed were held for more than 18 months. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

       If a shareholder (i) incurs a sales load in acquiring shares of the Fund, (ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the same or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

       Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

       If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends and return of capital distributions (other than capital gains dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed net capital gains.

       If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

       In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

       The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

       The foregoing general discussion of U.S. federal income tax consequences is based on the Code and regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

       Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. The tax treatment of foreign investors may also differ from the treatment for U.S. investors described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in the Fund.


                           DESCRIPTION OF FUND SHARES

       Each share of the Fund is entitled to one vote, to participate equally in dividends and distributions declared with respect to shares of the Fund and, upon liquidation of the Fund, to participate in its proportionate share of the net assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no preemptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.


                           MISCELLANEOUS INFORMATION

AUDIT REPORTS

       The Board of Trustees will issue to the shareholders at least semi-annually the Fund's financial statement. Financial statements, audited by independent auditors, will be issued annually. The firm of KPMG Peat Marwick LLP, 700 Louisiana, Houston, Texas 77002, currently serves as the auditors of the Fund.

LEGAL MATTERS

       Legal matters for the Trust are passed upon by Ballard Spahr Andrews & Ingersoll, 1735 Market Street, Philadelphia, Pennsylvania.

CUSTODIAN AND TRANSFER AGENT

       The Bank of New York (the "Custodian"), 90 Washington Street, 11th Floor, New York, New York 10286, is custodian of all securities and cash of the Fund. The custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Fund, and performs certain other ministerial duties. A I M Fund Services, Inc. (the "Transfer Agent"), P.O. Box 4739, Houston, Texas 77210-4739, is transfer and dividend disbursing agent for the Class A shares. The Fund pays the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

       Texas Commerce Bank National Association, 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases of the AIM Funds.

PRINCIPAL HOLDERS OF SECURITIES

       As of November 3, 1997, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of the Trust.

CLASS A SHARES:

       To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding Class A shares, as of November 3, 1997 and the percent of outstanding shares owned by such shareholders are as follows:

                                                        Percent
       Name and Address                                Owned of
       of Record Owner                                Record Only*
       ---------------                                -----------
       Merrill Lynch Pierce Fenner & Smith              13.52%
       FBO The Sole Benefit of Customers
       Attn: Fund Administration
       4800 Deer Lake Dr. East, 3rd Floor
       Jacksonville, FL 32246

       Trust For The Milipore Corporation                6.04%
       Invested Employee Plan
       80 Ashby Rd.
       Bedford, MA 01730

INSTITUTIONAL CLASS:

       To the best of the Trust's knowledge, the names and addresses of the holders of 5% or more of the outstanding shares of the Institutional Class, as of November 3, 1997 and the percent of outstanding shares owned by such shareholders are as follows:

                                                        Percent
       Name and Address                                Owned of
       of Record Owner                                Record Only*
       ---------------                                -----------
       Frost National Bank                              85.10%**
       Attn:  Trust Securities (T-8)
       P. O. Box 1600
       San Antonio, TX 78296

       Associated Bank                                   5.05%
       Attn:  Trust Operations
       P. O. Box 19006
       Green Bay, WI 54307-9006

__________________________________


* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

** A shareholder who holds more than 25% of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                              FINANCIAL STATEMENTS





                                      FS

                 INDEPENDENT AUDITORS' REPORT

                 The Board of Trustees and Shareholders of AIM Investment Securities Funds:

                    We have audited the accompanying statement of assets and
                 liabilities of the Limited Maturity Treasury Portfolio (a series of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                   In our opinion, the financial statements and financial
                 highlights referred to above present fairly, in all material respects, the financial position of the Limited Maturity Treasury Portfolio as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993, in conformity with generally accepted accounting principles.



                 KPMG Peat Marwick LLP


                 August 22, 1997
                 Houston, Texas

SCHEDULE OF INVESTMENTS

JULY 31, 1997

                                                                            PRINCIPAL
                                                                             AMOUNT           MARKET
                                                              MATURITY       (000S)           VALUE
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES - 99.03%

6.125%                                                        08/31/98       $36,300       $ 36,511,629
-------------------------------------------------------------------------------------------------------
6.00%                                                         09/30/98        36,200         36,368,692
-------------------------------------------------------------------------------------------------------
5.875%                                                        10/31/98        36,200         36,305,704
-------------------------------------------------------------------------------------------------------
5.625%                                                        11/30/98        35,880         35,878,924
-------------------------------------------------------------------------------------------------------
5.75%                                                         12/31/98        36,200         36,266,970
-------------------------------------------------------------------------------------------------------
5.875%                                                        01/31/99        36,200         36,320,184
-------------------------------------------------------------------------------------------------------
5.875%                                                        02/28/99        36,200         36,319,460
-------------------------------------------------------------------------------------------------------
6.25%                                                         03/31/99        36,300         36,635,775
-------------------------------------------------------------------------------------------------------
6.375%                                                        04/30/99        36,300         36,713,457
-------------------------------------------------------------------------------------------------------
6.25%                                                         05/31/99        36,300         36,646,302
-------------------------------------------------------------------------------------------------------
6.00%                                                         06/30/99        35,000         35,195,650
-------------------------------------------------------------------------------------------------------
5.875%                                                        07/31/99        35,150         35,259,668
-------------------------------------------------------------------------------------------------------
          Total U.S. Treasury Securities                                                    434,422,415
-------------------------------------------------------------------------------------------------------
          TOTAL INVESTMENTS - 99.03%                                                        434,422,415
-------------------------------------------------------------------------------------------------------
          OTHER ASSETS LESS LIABILITIES - 0.97%                                               4,254,808
-------------------------------------------------------------------------------------------------------
          NET ASSETS - 100.00%                                                             $438,677,223
=======================================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1997

ASSETS:

Investments, at market value (cost
  $431,928,484)                           $  434,422,415
--------------------------------------------------------
Cash                                              20,611
--------------------------------------------------------
Receivables for:
  Fund shares sold                               819,782
--------------------------------------------------------
  Interest                                     5,523,917
--------------------------------------------------------
Investment in deferred compensation plan          19,535
--------------------------------------------------------
Other assets                                      83,788
--------------------------------------------------------
    Total assets                             440,890,048
--------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                       1,248,586
--------------------------------------------------------
  Dividends                                      674,022
--------------------------------------------------------
  Deferred compensation                           19,535
--------------------------------------------------------
Accrued advisory fees                             71,077
--------------------------------------------------------
Accrued distribution fees                         47,502
--------------------------------------------------------
Accrued transfer agent fees                       38,977
--------------------------------------------------------
Accrued operating expenses                       113,126
--------------------------------------------------------
    Total liabilities                          2,212,825
--------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                             $  438,677,223
========================================================

                       INSTITUTIONAL       AIM
                          SHARES          SHARES          FUND
NET ASSETS               $48,865,566   $389,811,657   $438,677,223
==================================================================
Shares outstanding,
  $0.01 par value per
  share                    4,853,653     38,718,670     43,572,323
==================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                               $      10.07
==================================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $10.07 divided by 99.00%)       $      10.17
==================================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 1997


INVESTMENT INCOME:

Interest                                    $24,654,293
-------------------------------------------------------
EXPENSES:
Advisory fees                                   837,760
-------------------------------------------------------
Administrative service fees                      66,785
-------------------------------------------------------
Custodian fees                                   35,063
-------------------------------------------------------
Transfer agent fees                             342,339
-------------------------------------------------------
Trustees' fees and expenses                      10,907
-------------------------------------------------------
Distribution fees (See Note 2)                  549,759
-------------------------------------------------------
Other                                           290,933
-------------------------------------------------------
    Total expenses                            2,133,546
-------------------------------------------------------
Less: Expenses paid indirectly                   (5,163)
-------------------------------------------------------
    Net expenses                              2,128,383
-------------------------------------------------------
Net investment income                        22,525,910
-------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:
Realized gain (loss) on sales of
  investment securities                        (328,964)
-------------------------------------------------------
Unrealized appreciation of investment
  securities                                  4,775,213
-------------------------------------------------------
      Net gain on investment securities       4,446,249
-------------------------------------------------------
Net increase in net assets resulting from
  operations                                $26,972,159
=======================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED JULY 31, 1997 AND 1996

                                                                  1997             1996
                                                              ------------    --------------

OPERATIONS:

  Net investment income                                       $ 22,525,910    $   25,817,371
--------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities      (328,964)        3,022,827
--------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                   4,775,213        (6,292,910)
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        26,972,159        22,547,288
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Institutional Shares                                          (2,912,651)       (8,084,170)
--------------------------------------------------------------------------------------------
  AIM Shares                                                   (19,613,259)      (17,733,201)
--------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Institutional Shares                                         (95,511,728)       14,818,211
--------------------------------------------------------------------------------------------
  AIM Shares                                                    27,226,897        86,957,303
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (63,838,582)       98,505,431
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          502,515,805       404,010,374
--------------------------------------------------------------------------------------------
  End of period                                               $438,677,223    $  502,515,805
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $443,515,589    $  511,800,420
--------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (7,332,297)       (7,003,333)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   2,493,931        (2,281,282)
--------------------------------------------------------------------------------------------
                                                              $438,677,223    $  502,515,805
============================================================================================

NOTES TO FINANCIAL STATEMENTS

JULY 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Investment Securities Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust is organized as a Delaware business trust consisting of one portfolio, the Limited Maturity Treasury Portfolio (the "Fund"). The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the AIM Limited Maturity Treasury Shares (the "AIM Shares") and the Institutional Shares. Matters affecting each class are voted on exclusively by such shareholders.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $7,172,445, which expires, if not previously utilized, through the year 2005.
E. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended July 31, 1997, the Fund reimbursed AIM $66,785 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to holders of the AIM Shares. During the year ended July 31, 1997, AFS was paid $171,697 for such services. During the year ended July 31, 1997, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $4,714 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Shares.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the AIM Shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Shares. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the AIM Shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average daily net assets attributable to the AIM Shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own AIM Shares of the Fund. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1997, the Fund paid AIM Distributors $549,759 as compensation under the Plan.
  AIM Distributors received commissions of $105,675 during the year ended July 31, 1997 from sales of AIM Shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of AIM shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC, AFS and AIFS.
  During the year ended July 31, 1997, the Fund paid legal fees of $5,153 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the year ended July 31, 1997 the Fund's expenses were reduced by $471. In addition, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,692 under an expense offset arrangement. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $5,163 during the year ended July 31, 1997.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended July 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1997 was $548,531,112 and $615,465,271, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis as, of July 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $  2,424,721
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                                --
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $  2,424,721
=========================================================

Cost of investments for tax purposes is $431,997,694.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 1997 and 1996 were as follows:

                                                                       1997                          1996
                                                            ---------------------------   ---------------------------
                                                              SHARES         AMOUNT         SHARES         AMOUNT
                                                            -----------   -------------   -----------   -------------
Sold:
  AIM shares                                                 22,795,689   $ 228,371,816    25,131,827   $ 252,267,687
---------------------------------------------------------------------------------------------------------------------
  Institutional shares                                        2,663,678      26,662,958     5,925,940      59,531,203
---------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  AIM shares                                                  1,600,608      16,029,270     1,451,553      14,553,507
---------------------------------------------------------------------------------------------------------------------
  Institutional shares                                           16,172         161,587       113,885       1,142,722
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  AIM shares                                                (21,687,977)   (217,174,189)  (17,942,356)   (179,863,891)
---------------------------------------------------------------------------------------------------------------------
  Institutional shares                                      (12,215,116)   (122,336,273)   (4,566,815)    (45,855,714)
---------------------------------------------------------------------------------------------------------------------
                                                             (6,826,946)  $ (68,284,831)   10,114,034   $ 101,775,514
=====================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for an AIM Share outstanding during each of the years in the three-year period ended July 31, 1997, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993.

                                                                                JULY 31,                         AUGUST 31,
                                                              --------------------------------------------   -------------------
                                                                 1997           1996       1995       1994       1993       1992
                                                              -----------     --------   --------   --------   --------   --------
Net asset value, beginning of period                           $    9.97      $  10.03   $   9.96   $  10.24   $  10.21   $  10.01
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                                             0.54          0.55       0.54       0.35       0.42       0.58
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.10         (0.06)      0.07      (0.20)      0.05       0.29
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
    Total from investment operations                                0.64          0.49       0.61       0.15       0.47       0.87
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                             (0.54)        (0.55)     (0.54)     (0.35)     (0.42)     (0.58)
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
  Distributions from net realized capital gains                       --            --         --      (0.08)     (0.02)     (0.09)
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
    Total distributions                                            (0.54)        (0.55)     (0.54)     (0.43)     (0.44)     (0.67)
------------------------------------------------------------   ----------     --------   --------   --------   --------   --------
Net asset value, end of period                                 $   10.07      $   9.97   $  10.03   $   9.96   $  10.24   $  10.21
============================================================   ==========     ========   ========   ========   ========   ========
Total return(a)                                                    6.55%         4.98%      6.36%      1.52%      4.65%      8.93%
============================================================   ==========     ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 389,812      $359,048   $274,480   $329,942   $348,937   $260,454
============================================================   ==========     ========   ========   ========   ========   ========
Ratio of expenses to average net assets                            0.54%(b)(c)   0.54%      0.51%      0.47%(d)    0.46%     0.48%
============================================================   ==========     ========   ========   ========   ========   ========
Ratio of net investment income to average net assets               5.35%(b)      5.45%      5.44%      3.75%(d)    4.07%     5.60%
============================================================   ==========     ========   ========   ========   ========   ========
Portfolio turnover rate                                             130%          117%       120%       120%       123%       120%
============================================================   ==========     ========   ========   ========   ========   ========

(a) Does not deduct sales charges and for periods less than one year, total return is not annualized.
(b) Ratios are based on average net assets of $366,506,207.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(d) Annualized.